February 27, 2026
Summary Prospectus
Hartford Real Asset Fund
Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
HRLAX	HRLCX	HRLIX	HRLRX	HRLSX	HRLTX	HRLZX	HRLYX	HRLFX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated February 27, 2026, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
INVESTMENT OBJECTIVE. The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 103 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses	0.64%	0.74%	0.59%	0.71%	0.66%	0.61%	0.50%	0.60%	0.50%
Expenses of the Subsidiary(2)	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Other expenses	0.50%	0.60%	0.45%	0.57%	0.52%	0.47%	0.36%	0.46%	0.36%
Total annual fund operating expenses	1.69%	2.54%	1.39%	2.01%	1.71%	1.41%	1.30%	1.40%	1.30%
Fee waiver and/or expense reimbursement(3)	0.44%	0.54%	0.39%	0.51%	0.51%	0.46%	0.40%	0.50%	0.40%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%	0.90%	0.90%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Expenses of the Subsidiary” include the management fees and other expenses of the Fund’s wholly owned Cayman Islands subsidiary.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.25% (Class A), 2.00% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.95% (Class R5), 0.90% (Class R6), 0.90% (Class Y), and 0.90% (Class F). This contractual arrangement will remain in effect through February 28, 2027 unless the Board of

Directors of The Hartford Mutual Funds, Inc. approves its earlier termination. The Investment Manager also has contractually agreed to waive a portion of the management fee in an amount equal to the management fee paid to it by the Fund’s subsidiary. This waiver will remain in effect for as long as the Fund remains invested in the subsidiary.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
●
Your investment has a 5% return each year
●
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
●
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$670	$1,013	$1,378	$2,403
C	$303	$739	$1,302	$2,835
I	$102	$402	$723	$1,635
R3	$153	$581	$1,036	$2,297
R4	$122	$489	$880	$1,977
R5	$97	$401	$727	$1,651
R6	$92	$373	$675	$1,533
Y	$92	$394	$718	$1,636
F	$92	$373	$675	$1,533
If you did not redeem your shares:

C	$203	$739	$1,302	$2,835
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in investments related to real assets and real asset companies. “Real assets” are investments that, in the judgment of Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, expected to provide real returns. Real return is the rate of return after adjusting for inflation. “Real assets” and “Real asset” companies include, but are not limited to: (1) investments related to telecommunications, transportation, industrial, natural resources (including energy, utilities related to natural resources, materials, metals and mining, agriculture/chemicals, and paper and forest products), infrastructure, equipment, and real estate; (2) inflation protected securities; and (3) commodities.
The Fund targets an investment allocation of approximately 50% of its net assets in equity and equity related investments, 40% of its net assets in fixed income and fixed income related investments, and 10% of its net assets in commodity-related investments. The allocations to fixed income investments and equity investments will generally vary by no more than +/-20% with respect to such investments and the allocation to commodity-related investments will generally range between 0% and 25%. Wellington Management has the flexibility to change such allocations significantly as market conditions change. Asset allocation decisions within these bands are at the discretion of Wellington Management and are based on Wellington Management’s judgment of the projected outlook for inflation, investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. The Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry.
The equity portion of the Fund will invest primarily in common stocks (including real estate investment trusts). The fixed income portion of the Fund will invest primarily in inflation protected securities, which pay a real return plus the realized rate of inflation as measured by a benchmark price index. The fixed income portion of the Fund may invest in debt securities of any maturity or duration. The Fund may also seek commodity exposure through exchange traded funds and by investing up to 25% of its total assets in the Fund’s wholly owned Cayman Islands subsidiary, Hartford Cayman Real Asset Fund, Ltd. (“Subsidiary”). The Subsidiary (unlike the Fund) may invest without limit in commodity-related investments, including commodity-linked notes, exchange traded funds, and commodity-related derivative investments (including futures contracts, options and swap agreements). The Subsidiary may also hold cash and invest in other investments, including fixed income securities, either as investments or to serve as margin or collateral. The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation.

The Fund may invest up to 50% of its net assets in securities of foreign issuers, including non-dollar securities and securities of emerging market issuers. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer is doing a substantial amount of business outside the United States, which the Fund considers to be an issuer that derives at least 50% of its revenues or profits outside the United States or has at least 50% of its sales or assets outside the United States; (c) the principal trading market for a security of an issuer is located in a foreign country; or (d) it is a foreign currency.
The Fund may use derivatives to manage portfolio risk and to replicate securities the Fund could buy. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the Fund or to attain commodities exposure. The fixed income portion may also use derivatives for managing duration exposure and/or obtaining synthetic exposure to inflation protected securities. In connection with the Fund’s investment in certain securities and derivative instruments, the Fund may hold cash or liquid securities that can be readily converted into cash. The Fund may enter into derivative transactions directly and indirectly through the Subsidiary. To implement their investment ideas, the portfolio managers may allocate a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the Fund’s assets in accordance with the Fund’s investment strategy.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events (or threat thereof), such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Asset Allocation Risk –  The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Natural Resources Industry Concentration Risk –  The Fund’s investments will be focused in the natural resources industry. The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations. Concentration in the natural resources industry may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in that industry. The securities of companies in the natural resources industry may experience more price volatility than securities of companies in other industries.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Commodity Related Investments Risk –  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, which may cause rapid and substantial changes in the value of the Fund’s holdings. These investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, speculation, or factors affecting a particular commodity, such as weather, disease, embargoes, tariffs and international economic, political, regulatory and market developments.

Investments linked to the prices of commodities may be considered speculative. A liquid secondary market may not exist for certain commodity-linked derivatives, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s foreign investments. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments could cause losses to the Fund and/or negatively affect liquidity. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Subsidiary Risk –  By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.

Real Estate Related Securities Risk –  In addition to general market risk, the main risk of investing in real estate related securities, including real estate investment trusts (REITs), is that the value of the underlying real estate may go down due to, among other factors, the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate sector is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. REITs are dependent upon specialized management skills and cash flows, and may not be diversified. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences for the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.
Inflation-Protected Securities Risk –  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information provides some indication of the risks of investing in the Fund. Keep in mind that past performance (before and after taxes) does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns for the Fund in the bar chart and table:
●
Assume reinvestment of all dividends and distributions
●
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
●
Shows how the Fund’s total return has varied from year to year
●
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
●
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	17.25%	June 30, 2020
Worst Quarter Return	-26.88%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark, the indices that comprise the blended benchmark, and the Fund’s regulatory index. The blended benchmark serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The blended benchmark is calculated by Hartford Funds Management Company, LLC. The MSCI ACWI Index (Net) serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2025 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	14.79%	7.96%	6.56%
– Return After Taxes on Distributions	13.41%	5.44%	5.03%
– Return After Taxes on Distributions and Sale of Fund Shares	8.99%	5.16%	4.64%
Share Classes (Return Before Taxes)
Class C	19.48%	8.36%	6.38%
Class I	21.75%	9.46%	7.47%
Class R3	20.99%	8.90%	6.89%
Class R4	21.40%	9.21%	7.20%
Class R5	21.91%	9.52%	7.50%
Class R6*	21.78%	9.54%	7.53%
Class Y	21.90%	9.57%	7.55%
Class F*	21.75%	9.58%	7.53%
40% Bloomberg US TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net)	17.20%	7.95%	6.47%
Bloomberg US TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes)	7.47%	2.52%	3.32%
MSCI ACWI Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	32.48%	15.00%	10.24%
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	15.77%	10.64%	5.73%
MSCI World IMI Core Real Estate Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.19%	3.32%	3.79%
MSCI ACWI Infrastructure Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	21.07%	7.53%	6.74%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	22.34%	11.19%	11.72%
*
Class R6 shares commenced operations on February 28, 2022 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Nicholas J. Petrucelli	Managing Director and Portfolio Manager	2013
Brian M. Garvey*	Senior Managing Director and Multi-Asset Portfolio Manager	2010
*
Brian M. Garvey announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2026, he will no longer serve as a portfolio manager for the Fund. Mr. Garvey portfolio management responsibilities for the Fund will transition to Nicholas J. Petrucelli in the months leading up to his departure.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

8 February 27, 2026 MFSUM-RA_02272026